John Hancock Funds II

Global Absolute Return Strategies Fund

Supplement dated 7-19-13 to the Class R6 Summary Prospectus dated 12-1-12

The following information supplements and supersedes any information to the contrary relating to Global Absolute Return Strategies Fund (the “Fund”), a series of John Hancock Funds II, contained in the Summary Prospectus dated as noted above.

Effective immediately, Euan Munro is no longer a portfolio manager of the Fund. Guy Stern will continue to serve as portfolio manager of the Fund. All references and information relating to Euan Munro are hereby deleted.

You should read this Supplement in conjunction with the Summary Prospectus and retain it for your future reference.